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                         [ARTHUR ANDERSEN LETTERHEAD]






January 14, 1997

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549




Dear Sir:

We have read Item 4 included in the attached Form 8-K dated January 14, 1997, of Summit Bancshares, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP